Driving Value

Providing value

with quality generics

Investor Presentation

October 2008

Safe Harbor Statement

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are contained in the Corporation’s filings with the Securities and Exchange Commission and include, but are not limited to: information of a preliminary nature that may be subject to adjustment, potentially not obtaining or delay in obtaining FDA approval for new products, governmental restrictions on the sale of certain products, development by competitors of new or superior products or less expensive products or new technology for the production of products, the entry into the market of new competitors, market and customer acceptance and demand for new pharmaceutical products, availability of raw materials, timing and success of product development and launches, dependence on few products generating majority of sales, product liability claims for which the Company may be inadequately insured, and other risks identified in this report and from time to time in our periodic reports and registration statements. These forward-looking statements represent our judgment as of the date of this report. We disclaim, however, any intent or obligation to update our forward-looking statements.

October 2008	2

$ in US Millions
3 Yr CAGR 62%

$ in US Millions
3 Yr CAGR 27%

CARACO
PHARMACEUTICAL LABORATORIES, LTD.

Steady Growth

*Change in Fiscal year. Covers transition period from 1/1/2005 to 3/31/2005

60

17

83

117

350

(25)

25

75

125

175

225

275

325

2004

F2005*

F2006

F2007

F2008

Net Sales

36

9

41

58

85

-

10

20

30

40

50

60

70

80

90

2004

F2005*

F2006

F2007

F2008

Gross Profit

October 2008	3

$ in US Millions

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Annual Results

*Change in Fiscal year. Covers transition period from 1/1/2005 to 3/31/2005

60

36

(0)

22

17

9

-4

5

83

41

-10

9

117

58

27

28

350

85

35

28

(25)

25

75

125

175

225

275

325

2004

F2005*

F2006

F2007

F2008

Net Sales

Gross

Profit

Net Income

Cash Flow

from

operations

October 2008	4

$ in US Millions

CARACO
PHARMACEUTICAL LABORATORIES, LTD.

Second Quarter Fiscal 09 Results

33

15

10

8

35

16

9

1

41

18

5

0

82

23

11

23

192

28

11

3

108

24

9

(27)

122

22

8

19

0

20

40

60

80

100

120

140

160

180

200

Q4-F2007

Q1-F2008

Q2-F2008

Q3-F2008

Q4-F2008

Q1-F2009

Q2-F2009

Net Sales

Gross Profit

Net Income

Cash Flow From

Operations

October 2008	5

Gross Profit Mix

Consistent base from Manufactured Products

Distributed Product Margin provides growth and funding for
new business opportunities

$0

$5,000,000

$10,000,000

$15,000,000

$20,000,000

$25,000,000

$30,000,000

$35,000,000

Manufactured Gross Profit

Distributed Product Gross Profit

Six Months Ended 9/30/07

Six Months Ended 9/30/08

October 2008	6

Peer Group Analysis

P/E Ratios (10/28/08/TTM)

8.4

21

18.6

14.8

9.7

25.4

N/A

0x

5x

10x

15x

20x

25x

30x

Caraco

Pharmaceuticals

Laboratories

Mylan

Perrigo Co.

Teva

Pharmaceutical

Industries Ltd.

Watson

Pharmaceuticals

Inc.

KV

Pharmaceutical

Co.

Dr Reddy’s

Laboratories Ltd

October 2008	7

Peer Group Analysis

Price/Sales Ratios (10/28/08/TTM)

0.6

0.5

1.5

3.2

1

1.3

1.3

0x

1x

1x

2x

2x

3x

3x

4x

Caraco

Pharmaceuticals

Laboratories

Mylan

Perrigo Co.

Teva

Pharmaceutical

Industries Ltd.

Watson

Pharmaceuticals

Inc.

KV

Pharmaceutical

Co.

Dr Reddy’s

Laboratories Ltd

October 2008	8

Peer Group Analysis

Price/Cash Flow Ratios (10/28/08/TTM)

6.9

13.3

14.2

6.4

6.2

15.8

N/A

0x

2x

4x

6x

8x

10x

12x

14x

16x

18x

Caraco

Pharmaceuticals

Laboratories

Mylan

Perrigo Co.

Teva

Pharmaceutical

Industries Ltd.

Watson

Pharmaceuticals

Inc.

KV

Pharmaceutical

Co.

Dr Reddy’s

Laboratories Ltd

October 2008	9

Generic Pharmaceutical Industry Overview

The Generic Pharmaceutical Industry primarily consists of generic versions of brand pharmaceuticals that have lost their patent exclusivity or are products that do not infringe the innovator’s patent

U.S. brand pharmaceutical sales for 2007 were $228 billion. U.S. generic pharmaceutical sales were $58.5 billion*

The U.S. market for unbranded generics grew by 8% in 2007*

Generic pharmaceuticals account for 67.3% of all prescriptions dispensed in the
United States*

Blockbuster products coming off patent are valued at $13 billion in Calendar 2008

*Source: IMS Health

October 2008	10

Caraco Overview

Established in 1984, based in Detroit, MI

Caraco develops, manufactures, markets and distributes generic and private-label pharmaceuticals

In 1997, Sun Pharmaceutical Industries, Ltd. invested $7.5 million in
Caraco through a stock purchase agreement

In 2002, Caraco signed an agreement with Sun for the technology transfer of 25 products

All 25 products have been selected and passed their respective bio-studies

In 2007, Caraco entered into a definitive marketing agreement for Sun ANDAs

In Fiscal 2008, Caraco entered into a distribution and sale agreement for Paragraph IV Sun products

In Fiscal 2009, approximately 600 employees and expanding capacity

October 2008	11

Received the Following Recognition:

Business Week Magazine’s Hot Growth 50: Top Ten Best Small
Companies 2008

Listed within Deloitte’s Technology Fast 500 List 2007

Named as One of the “Fastest Growing Companies by Percentage
of Change in Revenue” in Metro Detroit by Crain’s Business
Magazine

Ranked Number Six in Crain’s Metro Detroit “Superstar 10”

Caraco Overview

October 2008	12

SUN
PHARMACEUTICAL
INDUSTRIES LTD.

CARACO
PHARMACEUTICAL LABORATORIES, LTD.

Sun Pharmaceutical Industries, Ltd.

Established in 1983, Sun is an international, integrated,
specialty pharmaceutical company.  It manufactures
and markets a large basket of pharmaceutical
formulations as branded generics as well as generics in
India, US and several other markets across the world.

In India, Sun is a leader in niche therapy areas of
Psychiatry, Neurology, Cardiology, Diabetology,
Gastroenterology, and Orthopedics.  The company has
strong skills in product development, process
chemistry, and manufacturing of complex API, as well
as dosage forms.

Largest drug maker in India based on a market cap
value of over US $5 billion

October 2008	13

In 1997, Sun invested $7.5 million in Caraco through a stock purchase agreement

Caraco recently completed the Technology Transfer Agreement signed in
2002 with Sun for 25 products

At the beginning of calendar 2007, Caraco entered into a definitive agreement to market Sun ANDAs

During the Fourth Quarter of Fiscal 2008, Caraco entered into a definitive agreement to market a Paragraph IV Product on behalf of Sun

The support of Sun gives Caraco the opportunity where efficient to have product produced offshore

Sun Involvement in Caraco

October 2008	14

Caraco’s Drivers Fiscal 2009

FDA product approvals

Maximize market share on current portfolio

Improve operational execution

Streamline processes and reduce operational costs

October 2008	15

SUN
PHARMACEUTICAL
INDUSTRIES LTD.

CARACO
PHARMACEUTICAL LABORATORIES, LTD.

Strong Pipeline

Caraco Pipeline

Sun Advantage

Definitive agreements to market
Sun ANDAs

Internal Development

Focused on generic opportunities
that add to manufactured product
basket

Outsourced Development

Four products being
developed by third party
developers

Additional products under
review

Together, Caraco’s and Sun’s Research and Development Represent Over 90 Products Awaiting

   Approval at the FDA

October 2008	16

Caraco Development Pipeline

19

23

4

4

7

8

11

19

0

5

10

15

20

25

30

Fiscal 2007

Fiscal 2008

Fiscal 2009

Number of ANDA Filings

Products Filed

ANDAs Awaiting Approval

Products Awaiting Approval

October 2008	17

CARACO
PHARMACEUTICAL LABORATORIES, LTD.
CARACO
PHARMACEUTICAL LABORATORIES, LTD.

Lexapro - Forest has two U.S. patents listed with the FDA that they claim cover Lexapro, the ’712 patent and the ’941 patent. We filed an
ANDA in which we certified to the noninfringement and/or invalidity of both patents. On July 10, 2006, Forest sued us on the ’712 patent in federal court in Detroit, Michigan. On February 23, 2007, the court partially stayed discovery pending a decision in the U.S. Court of
Appeals for the Federal Circuit in a related case in federal court in Delaware. The Delaware case involved Forest’s assertion of the ’712 patent against Ivax Pharmaceuticals. On December 3, 2007, after the appellate court affirmed the Delaware district court’s finding that the
’712 patent was valid and infringed by Ivax, the Detroit judge issued a ruling allowing discovery to proceed in our case. Accordingly, discovery is now ongoing.

We also filed a separate case challenging the ’941 patent on the grounds of noninfringement. On April 23, 2007, Forest granted us a covenant not to sue on the ‘941 patent and, based upon that covenant, the Detroit court dismissed the case for lack of a controversy. For strategic reasons, we appealed. On April 1, 2008, the Federal Circuit reversed, finding that the covenant not to sue did not moot the controversy between the parties and that we could therefore proceed with our lawsuit.  Forest subsequently filed a motion for en banc review of the decision, which was denied on June 24, 2008. Forest has indicated its intention to file a petition for a writ of certiorari to challenge this decision with the Supreme Court.

Prandin – Novo Nordisk filed suit against us in Michigan for patent infringement. FDA granted tentative approval on August 13, 2007.
The parties are in discovery. We anticipate receiving final approval in mid-March 2009.  No trial date has been set.

Ultracet - Ortho originally filed suit in Michigan for patent infringement. We certified to noninfringement and obtained summary judgment of noninfringement. This decision was recently affirmed by the Federal Circuit. Our generic version of Ultracet is presently on the market. Ortho subsequently filed for a reissue patent, and again sued for patent infringement in New Jersey. We certified to invalidity of the reissue patent and filed another motion for summary judgment. On April 18, 2008, the United States District Court of New Jersey
granted our motion for summary judgment that the claims of the reissue patent are invalid. Final judgment has been granted and Ortho-
McNeil has filed a notice that it intends to appeal Judge Cavanaugh’s decision.

Clarinex - Schering filed suit in both New Jersey and Michigan for patent infringement against us and Sun. Sun certified to noninfringement and invalidity. We filed a motion to dismiss for lack of subject matter jurisdiction because Sun is the ANDA filer, not
us. Schering also filed suit against several other ANDA filers. Each of these proceedings has been consolidated in New Jersey for pretrial proceedings. Fact discovery is ongoing. No trial date has been set.

Product Litigation

October 2008	18

Caraco’s current product portfolio consists of 53 products in 115 strengths

27 of our products are in the top three of generic market share

Vertical integration with Sun allows us to enjoy longer lifecycles and value on products that we market

Current Portfolio

October 2008	19

Caraco Capacity

At the start of 2007, facilities included 114,000 sq ft
owned and 67,000 sq ft leased for total footprint of
approximately 180,000 sq ft

2008 Additions

Acquired and opened 135,000 sq ft distribution
warehouse,

Building expansion underway on a 140,000 square
foot state-of-the-art pharmaceutical facility that
will house Research and Development, Lab,
Quality, Marketing, and Administrative offices

933 million tablets produced in the second quarter of
fiscal 2009 (a run rate of 3.7 billion per year)

Currently running two shifts, five days a week and
on varied weekend shifts

Manual equipment being replaced by automatic
equipment as we grow for better throughput and
quality

October 2008	20

Why Caraco?

Management

Experienced in the industry

Disciplined

Focused on cost containment

Proven ability to execute

Sun Relationship

Strong R&D capability

Vertical integration via API’s

Ability to offshore product manufacturing

Balanced approach of Para IVs, blockbuster and niche products

Product Portfolio

Deep pipeline through diverse paths of development

Opportunity to exploit packaging acquisition

October 2008	21

Why Caraco?

Strong Customer Relationships

Management of trade class mix offers a sense of predictability

Strong Fundamental Financial Position

Positive Cash Position

No Debt

Positioned for strategic acquisitions

Value Compared to Peer Group

Guidance

At least 10 products to be filed in Fiscal 2009

25% growth in revenue over Fiscal 2008

October 2008	22

Thank You

For updates and specific queries, please visit

www.caraco.com

or feel free to contact

Tom Versosky

Tel : (313) 556-4150
Tom.Versosky@caraco.com

Daniel Movens

Tel : (313) 871-8400

Daniel.Movens@caraco.com

October 2008	23